EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 15, 1999 included in the Visual Networks, Inc. Annual Report on Form 10-K for the year ended December 31, 1998 and to all references to our firm included in or made a part of this registration statement filed on Form S-8.



                                    /s/ ARTHUR ANDERSEN LLP

Washington, D.C.
August 10, 1999